CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002

I, JOHN S. THOMSON, Acting/Interim Chief Financial Officer of KIRKLAND LAKE GOLD INC. (the “Corporation”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Annual Report on Form 20-F of the Corporation, for the fiscal year ended April 30, 2006, and to which this certification is attached as Exhibit 4 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	(signed) John S. Thomson

Name:	JOHN S. THOMSON

Title:	Acting Chief Financial Officer

Date:	September 13, 2006